November 6, 2008

MARKETFIELD FUND
A Series of Trust for Professional Managers

Supplement to Prospectus dated September 29, 2008

On November 4, 2008, the Board of Trustees (the "Board") of Trust for Professional Managers (the "Trust") approved an amendment to the Operating Expense Limitation Agreement between the Trust, on behalf of the Marketfield Fund (the “Fund”), a series of the Trust, and Marketfield Asset Management, LLC, the investment adviser to the Fund (the “Adviser”), pursuant to which the Adviser has agreed to reduce the Fund's expense cap to 1.75% from 2.00%.

Due to this change, the section of the Fund’s Prospectus entitled “Fees and Expenses,” is revised to read as follows:

Fees and Expenses

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund.  The fees and expenses for the Fund are described in the following tables and are further explained in the example that follows.

Shareholder Fees (1) (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption Fee (2)	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.40%
Distribution (12b-1) Fees	None
Other Expenses (3)	3.61%
Acquired Fund Fees and Expenses(4)	0.03%
Total Annual Fund Operating Expenses	5.04%
Less: Expense waiver/reimbursement	3.26%
Net Expenses (5)	1.78%

(1)	Shareholders will be charged a fee by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (“Transfer Agent”) for outgoing wire transfers, returned checks and stop payment orders.

(2)
The Redemption Fee applies only to those shares that have been held for less than 60 days.  The Fund is intended for long-term investors.  The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

(3)	Other expenses include custodian, transfer agency and other customary Fund expenses.

(4)
The Fund is required to disclose “Acquired Fund Fees and Expenses” in the above fee table.  Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.  Without Acquired Fund Fees and Expenses, the Net Expenses would have been 1.75%.

(5)
Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses (exclusive of interest and tax expenses, extraordinary and non-recurring expenses and Acquired Fund Fees and Expenses) do not exceed 1.75% of the Fund’s average net assets, for at least the three-year period shown in the example below and for an indefinite period thereafter, subject to annual re-approval of the agreement by the Board of Trustees.  This operating expense limitation agreement can be terminated at any time at the discretion of the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.  The Adviser is permitted to seek reimbursement from the Fund for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the applicable expense cap.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same.  Please note that the figures below are based on the Fund’s net expenses after giving effect to the expense limitations in the agreement described above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$181	$560	$964	$2,095

Fund Expenses
The Fund is responsible for its own operating expenses.  However, pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (exclusive of interest and tax expenses, extraordinary and non-recurring expenses and Acquired Fund Fees and Expenses) do not exceed 1.75% of the Fund’s average daily net assets.  Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the limitation on Fund expenses.  This agreement may be terminated at any time at the discretion of the Board of Trustees.

Please retain this Supplement with your Prospectus for reference.

The date of this Supplement is November 6, 2008.